UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 30, 2017 (January 30, 2017)

Townsquare Media, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-197002 (Commission File Number)	27-1996555 (IRS Employer Identification No.)
240 Greenwich Avenue Greenwich, Connecticut 06830 (Address of Principal Executive Offices, including Zip Code)
(203) 861-0900 (Registrant’s telephone number, including area code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with Townsquare Media, Inc. (NYSE: TSQ) (the “Company”) meeting with lenders to discuss a possible reduction in the interest rate under its senior secured credit agreement, the Company reaffirms the following guidance:

For the fourth quarter ended December 31, 2016, the Company expects to report net revenue of between $117 million and $121 million, and Adjusted EBITDA of between $24 and $25 million. For the full year ended December 31, 2016, the Company expects to report net revenue of between $514 and $518 million, and Adjusted EBITDA of between $106 and $107 million.

Adjusted EBITDA constitutes a non-GAAP measure within the meaning of the federal securities laws. For further information regarding Adjusted EBITDA and a reconciliation thereof to net income, see Exhibit 99.1 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 8, 2016.

Forward-Looking Statements

The matters addressed above are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. Without limiting the foregoing, the words “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “strives,” “goal,” “estimates,” “forecasts,” “projects” or “anticipates” and similar expressions are intended to identify forward-looking statements. By nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied by the forward-looking statement. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. In particular, because of the recent conclusion of the year ended December 31, 2016, the estimates provided above, by necessity, are based only upon preliminary information available at this time. Therefore, you should not place undue reliance on forward-looking statements. In addition, see “Risk Factors” and “Forward-Looking Statements” included in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on February 26, 2016, for a discussion of factors that could cause our actual results to differ from those expressed or implied by forward-looking statements. Townsquare Media, Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017	TOWNSQUARE MEDIA, INC.

/s/ Stuart Rosenstein
Name: Stuart Rosenstein Title: Chief Financial Officer